Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]   Preliminary Proxy Statement               [_]    Confidential, For Use
                                                       of the Commission
                                                       Only (as permitted by
                                                       Rule 14a-6(e)(2)
[_]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to Rule 14a-(11(c) or Rule 14a-12

                                  ADSTAR, INC.
                (Name of Registrant as Specified in Its Charter)

     Name of Person(s) Filing Proxy Statement, if other than the registrant)
     ----------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]   No Fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 011.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date filed:

                                  ADSTAR, INC.

                                  ------------

             Notice of Annual Meeting of Stockholders To Be Held On September 5, 2002 at 10:00 A.M.

                                  ------------

TO THE STOCKHOLDERS OF ADSTAR, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AdStar, Inc. ("AdStar") will be held at 4553 Glencoe Avenue, Suite 325, Marina del Rey, California 90292, on September 5, 2002 at 10:00 A.M., Pacific Time, for the following purposes:

      1.    To elect five (5) directors for one year terms.

      2. To approve an amendment to the AdStar, Inc. 1999 Stock Option Plan to increase by 1,000,000 the number of shares available for issuance thereunder.

      3. To approve and ratify the March 18, 2002 transaction with Tribune Company including the sale of 1,443,457 shares of AdStar Series A Preferred Stock for approximately $1,800,000.

      4. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2002.

      5. To transact such other business as may properly be brought before the meeting or any adjournment or postponements thereof.

      The Board of Directors has fixed the close of business on July 24, 2002 as the record date for the determination of the stockholders entitled to notice of and to vote at this meeting and at any adjournment or postponements thereof.

                                                     BY ORDER OF THE BOARD OF
                                                     DIRECTORS


                                                     ---------------------------
                                                     Eli Rousso, Secretary

Dated: Marina del Rey, California
       July 31, 2002

             -------------------------------------------------------------------
IMPORTANT:   Whether or not you expect to attend in person, please complete, sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly signing, dating, and returning the Proxy will save AdStar the expense and extra work of additional solicitation.
             An addressed envelope for which no postage is required has been enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.
             -------------------------------------------------------------------

                                  ADSTAR, INC.

                                  ------------

                                 PROXY STATEMENT

                                  ------------

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held September 5, 2002

      This Proxy Statement is furnished to the stockholders of AdStar, Inc., a Delaware corporation ("AdStar"), in connection with the solicitation by the Board of Directors of proxies to be used at the 2002 Annual Meeting of Stockholders of AdStar to be held at 4553 Glencoe Avenue, Suite 325, Marina del Rey, California 90292, on September 5, 2002 at 10:00 A.M., Pacific Time, and at any adjournments thereof (the "Annual Meeting"). The approximate date on which this Statement and the accompanying proxy will be mailed to stockholders is July 26, 2002.

                           THE VOTING & VOTE REQUIRED

      Only stockholders of record at the close of Business on July 24, 2002 (the "Record Date"), are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 8,173,462 outstanding shares of common stock, par value $.0001 per share, ("Common Stock"), and 1,443,457 outstanding shares of Series A convertible preferred stock, par value $.0001 per share, ("Series A Preferred"), convertible into 1,443,457 shares of Common Stock as of the Record Date. At the Annual Meeting, each share of Common Stock is entitled to one vote and each share of Series A Preferred is entitled to one vote for each share of Common Stock into which it can convert as of the Record Date. In the aggregate, 9,616,919 votes may be cast at the Annual Meeting. Shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified.

      Directors are elected by a plurality of the votes cast at the meeting. Confirmation of the appointment of auditors and approval of the proposed amendment to the AdStar, Inc. 1999 Stock Option Plan is by the affirmative vote of a majority of the votes cast at the meeting and approval and ratification of the sale of 1,443,457 shares of Series A Stock to Tribune Company for approximately $1,800,000 is by the affirmative vote of a majority of the votes cast at the meeting by the holders of Common Stock.

      All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, either by oral or written notice, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which are marked "WITHHOLD AUTHORITY" to vote for all five (5) nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies which are marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies ("broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

                ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

      At this meeting five (5) directors are to be elected to serve for one-year terms, each to hold office until his successor is duly elected and qualified. It is not contemplated that any nominee will be unable to serve as a director, but if such contingency should occur prior to the meeting, the persons named as proxies in the enclosed proxy or their substitutes will have the right to vote for substitute nominees. The nominees were selected by the Board of Directors of AdStar and are all currently Directors. The first three nominees are also officers of AdStar. Certain information with respect to each nominee is stated below.

Directors Nominated for One-Year Terms:

      Our executive officers and directors and their respective ages are as follows:

                                                                                                  Position
            Name                   Age                         Position                            Since
-----------------------------     -------    ---------------------------------------------    -----------------
Leslie Bernhard                   58         President, Chief Executive Officer and                 1991
                                             Director
Eli Rousso                        65         Executive Vice President, Chief Technology             1991
                                             Officer, Secretary,  Treasurer, and Director
Jeffrey Baudo                     55         Senior Vice President, Chief Operating                 2001
                                             Officer, and Director
Corey E. Shaker(1)                43         Director                                               2002
Stephen A. Zelnick(1)             64         Director                                               2002
---------------------------------------------------------------------------------------------------------------

      (1) Members of the compensation and the audit committees of the Board of Directors.

      Leslie Bernhard, one of our co-founders, has served as our President and Chief Executive Officer since the organization of our predecessor in 1986. Ms. Bernhard received a B.S. degree from St. John's University. Ms. Bernhard is the sister of Mr. Baudo.

      Eli Rousso, our other co-founder, has served as our Executive Vice President and Chief Technology Officer since the organization of our predecessor in 1986. Mr. Rousso received a B.S. degree in Electrical Engineering from Massachusetts Institute of Technology (MIT) and has completed graduate work at the Polytechnic Institute (New York).

      Jeffrey Baudo joined us as Chief Operating Officer in January 2001 and became a director in February 2001. Prior to joining AdStar, Mr. Baudo served as president and COO of a publishing division of United Advertising Publications during the 5 prior years. Mr. Baudo received a B.A. degree from St. Johns University. Mr. Baudo is the brother of Ms. Bernhard.

      Corey E. Shaker, a director, has been the President and Chief Operating Officer of Hometown Auto Retailers, Inc., an automotive dealership group, since February 2000. Since August 2000 he has also been the Chief Executive Officer of Hometown. Previously, from October 1997 to February 2000, he was Vice President-Connecticut Operations for Hometown. Prior to that, for more than five years, he was Chief Operating Officer and General Manager of Family Ford Inc., one of the constituent dealerships in Hometown. Mr. Shaker also serves on Hometown's Board of Directors. He received a B.S. degree in Business Administration from Providence College.

      Stephen A. Zelnick, a director, has been a partner in the law firm Morse, Zelnick, Rose & Lander, LLP since its inception in August 1995. Mr. Zelnick serves on the Board of Directors of Milestone Scientific, Inc., a developer and manufacturer of medical and dental equipment and DAG Media, Inc. a publisher of classified telephone directories. Mr. Zelnick received a B.S. degree in Economics with an accounting major from the Wharton School of the University of Pennsylvania in 1957 and an LLB from Yale Law School in 1960.

      All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Officers are elected to serve, subject to the discretion of the Board of Directors, until their successors are appointed.

      AdStar's Board of Directors has established compensation and audit committees. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all the officers of AdStar, reviews general policy matters relating to compensation and benefits of employees of AdStar, and administers the issuance of stock options to AdStar's officers, employees, directors and consultants. The Audit Committee meets with management and AdStar's independent auditors to determine the adequacy of internal controls and other financial reporting matters

Committees of the Board of Directors

      During the last fiscal year AdStar's Board of Directors held 4 meetings. AdStar's Board of Directors has established a Compensation Committee and an Audit Committee.

      The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all the officers of AdStar, reviews general policy matters relating to compensation and benefits of employees of AdStar, and administers the issuance of stock options to AdStar's officers, employees, directors and consultants. The members of the Compensation Committee consist of Stephen Zelnick, and Corey Shaker. The Compensation Committee met 2 times in fiscal year 2001.

      AdStar's Board of Directors has adopted a written charter of the Audit Committee. The Audit Committee meets with management and AdStar's independent auditors to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee approved the selection of PricewaterhouseCoopers LLP as AdStar's independent auditors and met with the auditors to review the planned scope and the results of the audit. The members of the Audit Committee consist of Stephen Zelnick, and Corey Shaker, both of who are independent (as defined in Rule 4200(a)(14) of the National Association of Securities Dealers'.) The Audit Committee met 1 time in fiscal year 2001. (See also "Audit Committee Report," below.)

      All directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and of all committees of the Board on which that director served.

    The Board of Directors Unanimously Recommends A Vote FOR The Election Of
                             Each Of The Nominees.

           APPROVAL OF AMENDMENT TO THE ADSTAR 1999 STOCK OPTION PLAN
                          TO INCREASE AUTHORIZED SHARES

      The Board of Directors on January 28, 2002 adopted resolutions approving an amendment to AdStar's 1999 Stock Option Plan (the "Stock Option Plan") to increase the number of shares available for issuance thereunder from 500,000 to 1,500,000 shares and directing that the proposed amendment be submitted to a vote of the stockholders at the Annual Meeting. The Board of Directors determined that the amendment is in the best interests of AdStar and unanimously recommends approval by the stockholders.

Background and Reasons for the Proposal

      In June 1999, in order to attract and retain persons necessary for the success of AdStar, we adopted our Stock Option Plan which reserved under it up to 500,000 shares of Common Stock for award grants. Pursuant to the Stock Option Plan officers, directors and key employees of AdStar and consultants to AdStar are eligible to receive incentive and/or non-incentive stock options. The purpose of the Stock Option Plan is to provide a flexible framework that permits the Board to develop and implement stock-based incentive compensation programs based on changing needs of AdStar in its competitive market.

      A committee designated by the Board of Directors administers the Stock Option Plan, which expires in June 2009. The selection of participants, allotment of shares, determination of price and other conditions relating to the purchase of options will be determined by the committee, in its sole discretion. Stock options granted under the Stock Option Plan are exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the fair market value of our Common Stock on the date of the grant, except that the term of an incentive stock option granted under the Stock Option Plan to a stockholder owning more than 10% of the outstanding Common Stock may not exceed five years and its exercise price may not be less than 110% of the fair market value of our Common Stock on the date of the grant.

      Equity Compensation Plan Information

      The following table summarizes the (i) options granted under the Stock Option Plan, (ii) options granted outside the Stock Option Plan and (iii) issuances of Common Stock under our Vendor Plan (described below), as of December 31, 2001. The shares covered by outstanding options are subject to adjustment for changes in capitalization stock splits, stock dividends and similar events. No other equity compensation has been issued.


                                                                Equity Compensation Plan Table
                                              -------------------------------------------------------------------
                                                                                                 Number of
                                                                                                 securities
                                                                                            remaining available
                                                                                            for future issuance
                                                                                                under equity
                                               Number of securities     Weighted-average     compensation plans
                                                to be issued upon      exercise price of         (excluding
                                                   exercise of            outstanding            securities
                                               outstanding options,    options, warrants    reflected in column
                                               warrants and rights         and rights               (a))
                                                       (a)                    (b)                   (c)
                                               ------------------------------------------------------------------
Equity Compensation Plans Approved By
Security Holders
--------------------------------------------
Grants under the AdStar, Inc. 1999 Stock
Option Plan..................................        468,459                 $   1.58               31,541

Equity Compensation Plans Not Requiring
Approval By Security Holders

Aggregate Individual Option Grants ..........        375,001                 $   5.42          Not applicable

Vendor Plan (1) .............................        216,104             Not applicable            183,896
                                                     -------             --------------            -------

Total Option Grants .........................        843,460                 $   3.29               31,541
                                                     -------                 --------              -------

Total Issuances under the Vendor Plan .......        216,104             Not applicable            183,896
                                                     -------             --------------            -------
-----------------------------------------------------------------------------------------------------------------


(1)   Reflect shares of AdStar Common Stock.

      o The aggregate individual option grants outside the Stock Option Plan referred to in the table above includes: (a) warrants issued to the underwriter in our initial public offering for the purchase of 200,000 shares of Common Stock, with an exercise price of $7.20 per share; and (b) warrants issued to our public relations firms for the purchase of an aggregate of 125,000 shares of Common Stock, consisting of warrants to purchase 50,000 shares, with an exercise price $1.50 per share, warrants to purchase 50,000 shares, with an exercise price $2.00 per share and warrants to purchase 25,000 shares, with an exercise price $10.00 per share.

      o In December 1999, AdStar established a plan (the "Vendor Plan") to pay vendors, who are accredited investors (as defined under Rule 215 of the Securities Act of 1933), in shares of its Common Stock, valued at fair market value, for goods or services. Up to 400,000 shares may be issued under the Vendor Plan. Under the Vendor Plan, as of December 31, 2001, an aggregate of 216,104 shares of Common Stock had been issued leaving 183,896 shares available for future issuance. Subsequently, in June 2002, 67,796 shares issued under the Vendor Plan were returned to AdStar by a vendor in settlement of a potential claim by AdStar.

      Grants Under the Stock Option Plan

      As of July 2002, incentive stock options covering 485,474 shares were issued and outstanding under the Stock Option Plan leaving only 14,526 shares available for future grants. In addition, options for 150,000 shares had been granted to each of Leslie Bernhard, Eli Rousso and Jeffrey Baudo. In order to continue AdStar's program of stock-based incentive compensation for its executive officers and employees, the Board of Directors has approved an amendment to the Stock Option Plan increasing the number of shares available for issuance and/or grant thereunder by 1,000,000. The options granted to Leslie Bernhard, Eli Rousso and Jeffrey Baudo will be treated as nonqualified option grants outside the Stock Option Plan unless the amendment is approved. If the amendment is approved those options will be treated as incentive stock options under the Stock Option Plan. The options issued to Leslie Bernhard, Eli Rousso, and Jeffrey Baudo (i) are exercisable at 100% of the fair market value of Common Stock on date of the grant; (ii) have a two-year vesting schedule provided that the option holder remain an employee during that period; and (iii) expire automatically within five years from the date of grant.

      The following table summarizes the number and value of unexercised options granted under the Stock Option Plan and held as of July 15, 2002. The realizable value of options represents the positive spread between the exercise price of any such option and the market value of Common Stock on July 15, 2002.

                     Grants Under The 1999 Stock Option Plan

                                 Prior to Approval of                            After Approval of
                                  Proposed Amendment                             Proposed Amendment
                             -----------------------------                   ---------------------------
                              Number of
                              Shares of         Wgt-Avg                       Number of        Wgt-Avg
                                Common         Exercise       Realizable      Shares of        Exercise     Realizable
                                Stock          Price of       Value  of     Common Stock      Price of      Value of
                              Underlying      outstanding    unexercised     Underlying     outstanding    unexercised
Name and Principal           Outstanding        Options        Options       Outstanding       Options        Options
Position                       Options            ($)            ($)           Options           ($)            ($)
-------------------------      -------         ----------     -----------      -------       ----------      -------
Leslie Bernhard
President and Chief
Executive Officer              100,000            0.81           --0--         250,000         0.68           28,500

Eli Rousso
Executive Vice
President and Chief
Technology Officer             100,000            0.81           --0--         250,000         0.68           28,500

Jeffrey Baudo
Chief Operating Officer        100,000            1.25           --0--         250,000         0.86           28,500

Jeffrey Diamond
Vice President-Technology       25,000            1.66           --0--          25,000         1.66            --0--

Cris Hopkins (1)
Vice President and
Acting Chief Financial
Officer                         30,000            1.14           --0--          30,000         1.14            --0--

Executive Officers, as
a group of 3 persons           300,000            0.96           --0--         750,000         0.74           85,500

Directors other than
Officers                             0             N/A            N/A                           N/A              N/A

Other Employees                130,474            2.32           7,909         130,474         2.32            7,909
--------------------------------------------------------------------------------------------------------------------
Number Of Options
Remaining Available For
Future Issuance                 14,526                                         564,526
--------------------------------------------------------------------------------------------------------------------

(1) Resigned from AdStar as of May 22, 2002.

            The Board of Directors Unanimously Recommends A Vote FOR
              The Approval Of An Amendment To The AdStar 1999 Stock Option Plan Increasing The Number Of Shares Of Common
                    Stock Available For Issuance Thereunder.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors of AdStar, subject to stockholder approval, has appointed PricewaterhouseCoopers LLP as AdStar's independent auditors for 2002. PricewaterhouseCoopers LLP has been AdStar's independent auditors since 1999. The report of PricewaterhouseCoopers LLP with respect to AdStar's financial statements appears in AdStar's annual report for the fiscal year ended December 31, 2001. A representative of PricewaterhouseCoopers LLP will be at the annual meeting and will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions. In the event the stockholders fail to ratify the appointment, AdStar's Board will consider it a directive to consider other auditors for the subsequent year.

    The Board of Directors Unanimously Recommends A Vote FOR The Ratification
                Of The Appointment Of The Independent Auditors.

      EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS, OFFICERS AND
                                PRINCIPAL HOLDERS

      The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 1999, 2000 and 2001 by our (i) Chief Executive Officer, and (ii) executive officers, other than the CEO, whose salary for the 2000 fiscal year as determined by Regulation S-B, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the "Named Executives").


                                           Summary Compensation Table
                                     --------------------------------------
                                                                                  Long-Term Compensation
                                                                            -----------------------------------
                                        Annual Compensation                Awards                 Payouts
                                     ---------------------------     -------------------     ------------------
                                                                        Common Stock             All Other
                                                      Salary         Underlying Options        Compensation
Name and Principal Position           Year              ($)                 (#)                     ($)
--------------------------------     --------       -----------      -------------------     ------------------
   Leslie Bernhard(4)                2001             251,680             100,000                    0
   President and Chief               2000             231,912                0                       0
   Executive Officer                 1999             201,894                0                       0

   Eli Rousso(5)                     2001             240,371             100,000                    0
   Executive Vice President          2000             230,301                0                       0
   and Chief Technology Officer      1999             201,894                0                       0

   Jeffrey Baudo(6)                  2001     (1)     197,872             100,000                    0
   Chief Operating Officer

   Jeffrey Diamond(7)                2001             187,224                0                       0
   Vice President -Technology        2000             138,725              25,000                    0
                                     1999             100,626                0                       0

   Cris Hopkins(8)                   2001     (2)     107,917              20,000                    0
   Vice President and Acting         2000     (3)      42,051              10,000                    0
   Chief Financial Officer

----------

      (1) Since commencement of employment on January 22, 2001.

      (2) Appointed to the position of Acting Chief Financial Officer in February 2001.

      (3) Since commencement of employment on July 10, 2000.

      (4) On July 1, 2002, Leslie Bernhard agreed to a $38,880 reduction (compared to 2001) in her total annual compensation to $212,800.

      (5) On July 1, 2002, Eli Rousso agreed to a $27,571 reduction (compared to
      2001) in his total annual compensation to $212,800.

      (6) As of July 1, 2002, Jeffrey Baudo agreed to a $21,300 reduction (compared to 2001) in his total annual compensation to $191,700.

      (7) As of July 1, 2002, Jeffrey Diamond agreed to a $62,224 reduction (compared to 2001) in his total annual compensation to $125,000.

      (8) Resigned from AdStar as of May 22, 2002.

Stock Options

      The following tables show certain information with respect to incentive and non-qualified stock options granted in 2001 to the Named Executives under AdStar's 1999 Stock Option Plan who received options and the aggregate value at December 31, 2001 of such options. The per share exercise price of all options is equal to the fair market value of a share of Common Stock on the date of grant. No options granted to any Named Executives have been exercised.

                                           Option Grants in 2001
                                --------------------------------------------
                                       Individual Grants of Options
                                --------------------------------------------
                                 Number of Shares        Percent of Total        Exercise Price
                                  of Common Stock       Options Granted to       Exercise Price
           Name                 Underlying Options       Employees in 2001           ($/Sh)            Expiration Date
----------------------------    --------------------    --------------------     ----------------     ------------------
Leslie Bernhard                       100,000                  25.8%                 $0.810               June 2006
Eli Rousso                            100,000                  25.8%                 $0.810               June 2006
Jeffrey Baudo(1)                      100,000                  25.8%                 $1.250               February 2006
Cris Hopkins(1)                        20,000                   5.1%                 $0.875               March 2006

----------

(1) The options vest in 1/3 increments on each of the 1st, 2nd and 3rd of the employee's anniversary.

                                  Aggregated 2001 Year End Options Values
                                --------------------------------------------
                                                                                         Value of Unexercised
                                                                                        In-The-Money Options At
                                Number of Shares of Common Stock Underlying                    12/31/01
                                      Unexercised Options at 12/31/01                        Exercisable (E)/
           Name                      Exercisable (E)/ Unexercisable (U)                      Unexercisable (U)
----------------------------    ---------------------------------------------       --------------------------------
Leslie Bernhard                              100,000(E)/--0--(U)                                  $--0--
Eli Rousso                                   100,000(E)/--0--(U)                                  $--0--
Jeffrey Baudo                               --0--(E)/ 100,000(U)                                  $--0--
Jeffrey Diamond                             8,334(E)/ 16,666(U)                                   $--0--
Cris Hopkins                                10,000(E)/ 20,000(U)                                  $--0--

Employment Contracts

      On July 1, 2002, AdStar entered into four-year employment agreements with each of Leslie Bernhard and Eli Rousso. Their prior agreements expired on June 30, 2002. Pursuant to her employment agreement, Leslie Bernhard was retained as our Chief Executive Officer and her total annual compensation was reduced to $212,800. Pursuant to his employment agreement, Eli Rousso was retained as our Executive Vice President and his total annual compensation was reduced to $212,800. Each agreement provides, among other things, for participation in an equitable manner in any profit-sharing or retirement, separation and disability plans for employees or executives and for participation in other employee benefits applicable to employees and executives of AdStar. Each agreement further provides for fringe benefits which commensurate with the executive's duties and responsibilities. Under each agreement, employment may be terminated by us with cause or by the executive with good reason. Termination by us without cause, or by the executive for good reason, would subject us to liability for liquidated damages in an amount equal to the terminated executive's base salary for the remaining term of his or her employment agreement or 12 months, whichever is greater.

      In January 2001, AdStar entered into a 2-year employment contract with Mr. Jeffrey Baudo. Pursuant to his employment agreement, Mr. Baudo was retained as our Chief Operating Officer at an annual rate of $213,000 per year, and granted options to purchase 100,000 shares of AdStar's common stock. Subsequently, as of July 1, 2002, Mr. Baudo agreed to an amendment to employment agreement reducing his annual rate of compensation to $191,700.

1999 Stock Option Plan

      A description of our 1999 Stock Option Plan is provided under the heading "Background and Reasons for the Proposal" set forth above in the proposal titled "Approval of Amendment to the Adstar 1999 Stock Option Plan to Increase Authorized Shares." For grants to the Named Executive Officers, see the chart above titled "Option Grants in 2001".

Item 11. Security Ownership of Certain Beneficial Owners and Management

      The following table, together with the accompanying footnotes, sets forth information, as of July 24, 2002, regarding stock ownership of all persons known by AdStar to own beneficially more than 5% of AdStar's outstanding Common Stock, Named Executives, all directors, and all directors and officers of AdStar as a group:

                                                         Shares of
                                                       Common Stock
                                                       Beneficially                      Percentage of
    Name of Beneficial Owner (1)                         Owned (2)                         Ownership
-----------------------------------------             --------------                      -----------
Leslie Bernhard (3)                                        785,054                            9.2%
Eli Rousso (3)                                             812,976                            9.5%
Jeffrey Baudo (4)                                          108,333                            1.3%
Jeffrey Diamond (5)                                          8,334                               *
Stephen A. Zelnick (6)                                     128,636                            1.6%
Corey E. Shaker (7)                                         25,000                               *
Chester L. F. Paulson (8)                                2,211,799                           25.3%
Tribune Company (9)                                      1,443,457                           14.9%
All Directors and Officers (7 persons) as a group        1,868,333                           22.0%

----------
      *     less than 1%

(1) The addresses of the persons named in this table are as follows: Leslie Bernhard, Eli Rousso, Jeffrey Baudo, Cris Hopkins, and Jeffrey Diamond c/o AdStar, Inc., 4553 Glencoe Avenue, Suite 325, Marina del Rey, CA 90292; Stephen A. Zelnick c/o Morse Zelnick, Rose & Lander, 450 Park Avenue, New York, NY 10022; Corey E. Shaker 774 Straits Turnpike, Watertown Connecticut 06795; Chester L. F. Paulson, c/o Paulson Capital Corp. 811 SW Naito Parkway, Suite 200, Portland, OR 97204, and Tribune Company, 435 N. Michigan Ave. Chicago IL, Attn: General Counsel.

(2) A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the filing of this report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from July 24, 2002 have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. On July 24, 2002, 8,253,257 shares of Common Stock were outstanding which include 12,000 shares issuable to vendors under our Vendor Compensation program.

(3) Includes an aggregate of 110,054 shares in respect of which Ms. Bernhard and Mr. Rousso have voting power. Additionally, Ms. Bernhard and Mr. Rousso each have options to purchase 100,000 and 75,000 shares of AdStar common stock at $0.81 and $0.60 per share, respectively, exercisable within 60 days.

(4) Consists of options to purchase 33,333 and 75,000 shares of AdStar common stock, at $1.25 and $0.60 per share, exercisable within 60 days.

(5) Consist of options to purchase 8,334 shares of common stock of AdStar, at $1.66 per share, exercisable within 60 days.

(6) Includes: (i) options to purchase 25,000 shares of common stock of AdStar, at $0.60 per share, and warrants to purchase 25,000 shares of AdStar common stock, at $1.07 per share, exercisable within 60 days; and (ii) 28,636 shares of common stock of AdStar which represents Mr. Zelnick's proportionate interest in 114,545 shares beneficially owned by a nominee of Morse, Zelnick, Rose & Lander, LLP, of which Mr. Zelnick is a member. The filing of this report shall not be construed as an admission that Mr. Zelnick is the beneficial owner of any of the shares owned by the nominee for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended.

(7) Consists of options to purchase 25,000 shares of AdStar common stock at $.60 per share, exercisable within 60 days.

(8) Includes currently exercisable warrants held by Mr. Paulson to purchase, 1,979 and 59,000 shares of common stock at $0.75 and $9.00, respectively, as well as 205,200 shares of common stock. In addition, Mr. Paulson has control over currently exercisable warrants to purchase 22,137, 250,000 and 140,500 shares of common stock at $0.75, $1.07 and $9.00, respectively, as well as, 1,532,983 shares of common stock, all held in the name of Paulson Investment Corp.

(9) Consists of 1,443,457 shares of Series A Preferred Stock, which currently convert into Common Stock on a 1 for 1 basis.

Certain Relationships and Related Transactions

      In February 2001, AdStar satisfied the $1.1 million note bearing interest annually at a rate of 6%, held by Paulson Capital Corporation, of which Chester Paulson is the controlling shareholder, by issuing 593,483 shares of common stock to Paulson Capital Corporation in payment of principal and accrued interest totaling $1,186,966.

      During 2001, AdStar paid Morse, Zelnick, Rose and Lander LLP, its legal counsel and of which Stephen Zelnick is a member, $83,366.58 for legal fees and disbursements. In addition, in January 2002, AdStar issued to Morse, Zelnick, Rose and Lander LLP, 114,545 shares of restricted common stock, at fair market value in full settlement of a $62,500 liability for legal fees included in the year-end financial statements.

      In January 2002,, AdStar completed a private offering of 1,300,000 shares of its common stock to accredited investors, raising $650,000 in capital. In connection with this offering AdStar paid $65,000 to Paulson Investment Company, Inc., as part of the placement agent fees. Chester Paulson is the controlling shareholder of Paulson Investment Company, Inc. and the beneficial owner of more than 5% of AdStar's outstanding Common Stock. (See the table above titled "Security Ownership of Certain Beneficial Owners and Management").

      In March 2002, the Board of Directors approved the sale of 1,443,457 shares of our Series A Preferred Stock to Tribune Company for an aggregate purchase price of approximately $1.8 million.

These shares carry a liquidation preference that includes a dividend of 7% per year available only upon liquidation and currently convert on a 1:1 basis. Shareholders of Series A Preferred Stock are entitled to vote on all matters submitted to the stockholders for vote and vote as a single class with the shareholders of our Common Stock. The holders of Series A preferred stock are entitled to one vote for each share of common issuable upon conversion.

      See also "Employment Contracts" above.

      In July 2002, AdStar entered into a loan transaction with Leslie Bernhard and Eli Rousso for $110,434 and $100,000, respectively. As part of the transaction, Ms. Bernhard and Mr. Rousso each issued to AdStar an unsecured, non-negotiable promissory note bearing interest at 5.56%with monthly principal and interest payments of $763 and $691 payable on a monthly basis, with all remaining outstanding principal and interest amounts due on July 31, 2022.. Concurrently, an outstanding note from Ms. Bernhard in the amount of $39,566 was restructured under the same terms and conditions as the aforementioned new note.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires AdStar's officers and directors, and persons who own more than ten percent (10%) of a registered class of the AdStar's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish AdStar with copies of all Section 16(a) forms they file.

      To the best of AdStar's knowledge, based solely on review of the copies of such forms furnished to AdStar, or written representations that no other forms were required, AdStar believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) shareholders were complied as of the filing date of this Proxy Statement. .


Audit Committee Report

      The Audit Committee has reviewed AdStar's audited statements for the year ended December 31, 2001. In conjunction with its review, the Audit Committee has met with the management of AdStar to discuss the audited financial statements. In addition, AdStar has discussed with its independent auditors, PricewaterhouseCoopers LLP, the matters required pursuant to Statement on Accounting Standards No. 61 and has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board No. 1. The Audit Committee has also discussed with PricewaterhouseCoopers LLP its independence from management and AdStar. PricewaterhouseCoopers LLP has full and free access to the Audit Committee.

      Based on this review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in AdStar's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.


                                            AUDIT COMMITTEE:


                                            Stephen Zelnick


                                            Corey Shaker

Audit Fees


      The aggregate fees billed for the professional services rendered by PricewaterhouseCoopers LLP for the audit of AdStar's annual financial statements for fiscal year 2001 and the reviews of AdStar's quarterly financial statements included in AdStar's Forms 10-QSB for fiscal year 2001 totaled $ 98,000.

Financial Information System Design and Implementation Fees

      AdStar did not incur any fees for professional services rendered by PricewaterhouseCoopers LLP in connection with information systems design and implementation during the 2001 fiscal year.


All Other Fees

      The aggregate fees billed for services rendered in year 2001 by PricewaterhouseCoopers LLP, other than the services covered in the paragraph above headed Audit Fees, totaled $15,000 for services related to the review of AdStar's registration statement on Form S-3 and for services related to federal and state income tax filings.

Audit Committee Consideration

      AdStar's Audit Committee has considered whether PricewaterhouseCoopers LLP's provision of the services which generated the Audit and Other Fees reported above is compatible with maintaining PricewaterhouseCoopers LLP 's independence as AdStar's principal independent accounting firm.

Work Performed by Principal Accountant's Full Time Permanent Employees

      PricewaterhouseCoopers LLP services rendered in performing AdStar's audits for fiscal year 2001 were performed by full time, permanent employees and partners of PricewaterhouseCoopers LLP.

                                  MISCELLANEOUS

Stockholder Proposals

      Stockholder proposals intended to be presented at AdStar's 2003 Annual Meeting must be received by AdStar for inclusion in AdStar's proxy statement relating to that meeting not later than April 30, 2003. Such proposals should be addressed to Eli Rousso, Secretary, AdStar, Inc., 4553 Glencoe Avenue, Suite# 325, Marina del Rey, California 90292.

Other Matters

      The management knows of no other business which will be presented for consideration at the Annual Meeting other than that stated in the notice of meeting.

Solicitation Of Proxies

      The cost of this proxy solicitation and any additional material relating to the meeting which may be furnished to the stockholders will be borne by AdStar. In addition, solicitation by telephone, telegraph or other means may be made personally, without additional compensation, by officers, directors and regular employees of AdStar. AdStar also will request brokers, dealers, banks and voting trustees and their nominees holding shares of record but not beneficially to forward proxy soliciting material to beneficial owners of such shares, and AdStar, upon request, will reimburse them for their expenses in so doing.

Reports and Financial Statements

     AdStar's Annual Report for the year ended 2001, including Audited Financial Statements is included with this proxy material. The Financial Statements contained in the Annual Report are incorporated by reference and are part of this soliciting material.

      A copy of AdStar's Annual Report to the Securities and Exchange Commission on Form 10-KSB/A, without exhibits, will be provided without charge to any stockholder submitting a written request. Such request should be addressed to Eli Rousso, Secretary, AdStar, Inc., 4553 Glencoe Avenue, Suite# 325, Marina del Rey, California 90292.

      EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        -----------------------------------
                                        Eli Rousso, Secretary

Dated: Marina del Rey, California
       July 31, 2002

                           APPENDIX I (FORM OF PROXY)

                                  ADSTAR, INC.
                                    P R O X Y
                     FOR ANNUAL MEETING OF THE STOCKHOLDERS
                                September 5, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Leslie Bernhard and Eli Rousso, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of AdStar, Inc. ("AdStar") to be held at 4553 Glencoe Avenue, Suite 325, Marina del Rey, California 90292, on Thursday, September 5, 2002 at 10:00 A.M., Pacific Time and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of AdStar held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

Please mark "X" your votes as indicated :

1. ELECTION OF DIRECTORS: Leslie Bernhard, Eli Rousso, Jeffrey Baudo, Stephen A. Zelnick and Corey E. Shaker

FOR election of all nominees                     [_]

WITHHOLD vote from all nominees                  [_]

FOR all nominees,                                [_]

EXCEPT for nominee(s) listed below from whom Vote is withheld.

------------------------------------------------------------

2. Amendment of the 1999 Stock Option Plan.

FOR  [_]   AGAINST  [_]    ABSTAIN  [_]

3. Approval and Ratification of the March 18, 2002 Transaction with Tribune Company.

FOR  [_]   AGAINST  [_]    ABSTAIN  [_]

4. Confirmation of the appointment of PricewaterhouseCoopers LLP as auditors for AdStar for the year ending December 31, 2002.

FOR  [_]   AGAINST  [_]   ABSTAIN  [_]

                              (Continued, and to be signed, on the Reverse Side)
--------------------------------------------------------------------------------
                                    FOLD HERE

--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, and 3.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

                                       Dated:                       , 2002

                                       -----------------------------------
                                            Signature of Stockholder

                                       -----------------------------------
                                            Signature of Stockholder

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

IMPORTANT  - PLEASE  FILL IN,  SIGN  AND  RETURN  PROMPTLY  USING  THE  ENCLOSED
ENVELOPE.